SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2018

GM Financial Automobile Leasing Trust 2018-3

(Exact name of registrant as specified in its charter)

GMF Leasing LLC

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-207859-11	75-2439888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Frank E. Brown III, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas		76102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

GMF Leasing LLC, as depositor (the “Depositor”) and AmeriCredit Financial Services, Inc. d/b/a GM Financial (“GM Financial”), as sponsor, have caused a newly formed issuing entity, GM Financial Automobile Leasing Trust 2018-3 (the “Issuing Entity”), to issue issue $192,000,000 Class A-1 2.41515% Asset Backed Notes (the “Class A-1 Notes”), $340,000,000 Class A-2-A 2.89% Asset Backed Notes (the “Class A-2-A Notes”), $70,000,000 Class A-2-B Floating Rate Asset Backed Notes (the “Class A-2-B Notes” and together with the Class A-2-A Notes, the “Class A-2 Notes”), $410,000,000 Class A-3 3.18% Asset Backed Notes (the “Class A-3 Notes”), $86,140,000 Class A-4 3.30% Asset Backed Notes (the “Class A-4 Notes” and together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”), $59,270,000 Class B 3.48% Asset Backed Notes (the “Class B Notes”), $55,180,000 Class C 3.70% Asset Backed Notes (the “Class C Notes”), $34,060,000 Class D 3.80% Asset Backed Notes (the “Class D Notes” and, collectively with the Class A Notes, the Class B Notes and the Class C Notes, the “Notes”), and an Asset Backed Certificate (the “Certificate”), on September 26, 2018 (the “Closing Date”). The Notes will be registered under the Registration Statement filed by the Depositor with the Securities and Exchange Commission under file number 333-207859 (the “Registration Statement”).

This Current Report on Form 8-K is being filed in connection with the issuance of the Notes to satisfy an undertaking to file unqualified validity and tax opinions at the time of each takedown from the Registration Statement. Copies of the validity and tax opinions delivered by Katten Muchin Rosenman LLP, counsel to the Registrants, in connection with the issuance of the Notes are attached hereto as Exhibits 5.1 and 8.1, respectively.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

5.1	Opinion of Katten Muchin Rosenman LLP with respect to validity.

8.1	Opinion of Katten Muchin Rosenman LLP with respect to tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GM FINANCIAL AUTOMOBILE LEASING TRUST 2018-3

By:	AmeriCredit Financial Services, Inc. d/b/a GM Financial, as Servicer

By:	/s/ Frank E. Brown III
Name:	Frank E. Brown III
Title:	Senior Vice President, Corporate Counsel and Secretary

Dated: September 26, 2018

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